UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 30, 2024
Date of Report (date of earliest event reported)

RAYMOND JAMES FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Florida	1-9109		59-1517485
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

880 Carillon Parkway	St. Petersburg	Florida	33716
(Address of principal executive offices)			(Zip Code)

(727) 567-1000
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RJF	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.375% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock	RJF PrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) On August 30, 2024, Raymond James Financial, Inc. (the “Company”) appointed Ms. Katherine H. Larson (44) as the Company’s Chief Accounting Officer, effective October 1, 2024.

Ms. Larson joined the Company in 2016 in the Financial Reporting group, where she served in a variety of roles of increasing responsibility, including oversight of financial reporting for the Company’s private client group and capital markets business units, as well as the Company’s SEC reporting and Accounting Policy functions. She became Controller in 2023. She is a member of the Company’s Operating Committee, Disclosure Committee, Accounting Policy Committee, Proprietary Capital Committee and Raymond James & Associates Asset-Liability Committee.

Prior to joining the Company, Ms. Larson was a Vice President in the Finance division at Goldman Sachs. She started her career at Ernst & Young. Ms. Larson graduated with bachelor’s and master’s degrees in accounting from the University of Alabama. She is a Certified Public Accountant.

There are no arrangements or understandings between Ms. Larson and any other person pursuant to which she was selected as an officer. Ms. Larson does not have any family relationship with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. Ms. Larson’s spouse, Nathan Larson, is employed by the Company as a Vice President in the Compliance Department. During the period from October 1, 2022 through the date of this report, Mr. Larson earned total compensation, consisting of base salary and bonus, of approximately $408,550 for this 23-month period. Mr. Larson’s compensation was determined in accordance with the Company’s employment practices applicable to employees with similar qualifications, experience and responsibilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYMOND JAMES FINANCIAL, INC.

Date: September 4, 2024	By:	/s/ Paul M. Shoukry
Paul M. Shoukry
President and Chief Financial Officer